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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                                  LESCO, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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                               [LESCO, INC. LOGO]

                                  LESCO, INC.
                                20005 LAKE ROAD
                             ROCKY RIVER, OH 44116

                                                                  April 26, 2000

DEAR SHAREHOLDER:

     This letter is sent to remind shareholders of LESCO, Inc. that the annual meeting of shareholders will be held on Wednesday, May 24, 2000, at 10:00 a.m., local time, at The Forum Conference and Education Center, at One Cleveland Center, 1375 East 9th Street, in Cleveland, Ohio. The Company encourages all persons who are shareholders as of the record date of April 14, 2000 to mark, date, sign and return the proxy card that was enclosed with the Proxy Statement dated April 20, 2000.

     On the reverse is a Supplement dated April 26, 2000 to the Proxy Statement dated April 20, 2000. The Supplement sets forth certain information with respect to the Company and should be read in addition to the information contained in the Proxy Statement dated April 20, 2000.

                                          Sincerely,

                                          /s/ Patricia W. Pribisko

                                          PATRICIA W. PRIBISKO,
                                          Vice President, General Counsel
                                          and Corporate Secretary
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                                  LESCO, INC.
                       SUPPLEMENT DATED APRIL 26, 2000 TO
                      PROXY STATEMENT DATED APRIL 20, 2000

     The proxy statement of LESCO, Inc. (the "Company") dated April 20, 2000 for the annual meeting of shareholders to be held on May 24, 2000 is supplemented as follows:

     To assist the Company in soliciting proxies for the 2000 annual meeting of shareholders, the Company has retained Georgeson Shareholder Communications Inc. for a total fee of $15,000 plus out-of-pocket expenses.